Fair Value Measurements	12 Months Ended
Mar. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
Note 4 – Fair Value Measurements

The Company applies the authoritative guidance applicable to all financial assets and liabilities required to be measured and reported on a fair value basis, as well as to non-financial assets and liabilities measured at fair value on a non-recurring basis, including impairments of proved oil and gas properties and other long-lived assets and AROs initially measured at fair value. The fair value of an asset or liability is the amount that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Observable inputs are inputs that market participants would use in valuing the asset or liability based on market data obtained from sources independent of the Company. Unobservable input are inputs that reflect the Company’s assumptions of what market participants would use in valuing the asset or liability based on the information available in the circumstances.

Financial and non-financial assets and liabilities are classified within the valuation hierarchy based upon the lowest level of input that is significant to the fair value measurement. The Company’s policy is to recognize transfers in and out of the fair value hierarchy as of the end of the reporting period in which the event or change in circumstances caused the transfer. The Company has consistently applied the valuation techniques discussed below in all periods presented. The hierarchy is organized into three levels based on the reliability of the inputs as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities; or

Level 2: Quoted prices in active markets for similar assets and liabilities and inputs, quoted prices for identical or similar assets or liabilities in markets that are not active and model-derived valuations whose inputs or significant value drivers are observable; or

Level 3: Unobservable pricing inputs in which there is little or no market data, which requires the reporting entity to develop its own assumptions.

The following table presents the Company’s non-financial assets and liabilities that were measured at fair value on a non-recurring basis during the year ended March 31, 2015 by level within the fair value hierarchy:

Description	Level 1	Level 2	Level 3	Total
Assets
Goodwill	$-	$-	$-	$-
Other property and equipment	$-	$22,632	$-	$22,632

Effective March 31, 2015, the Company acquired Western Oil and Gas Corporation and as a result realized goodwill in the amount of $7,780,336. Thus, due to the significance of this event, goodwill was tested under ASC 360 as to its recoverability. Therefore, goodwill is recorded at fair value if impairment is required under the accounting guidance. The Company uses Level 2 inputs and the income valuation techniques of undiscounted oil and gas future net cash flows to measure the fair value of goodwill and thus the model forecast using standard pricing as defined by the Securities and Exchange Commission by the independent engineers of Netherland, Sewell & Associates, Inc. As such, the Company’s goodwill was fully impaired during the year ended March 31, 2015 in the amount of $7,780,336 and reported in the consolidated statement of operations.

Fair value in the initial recognition of other equipment is determined based on the quoted fair value of the vehicle using inputs from valuation techniques used by industry participants. Accordingly, the fair value is based on observable pricing inputs and is considered a Level 2 value measurement. Therefore, the Company’s other equipment was written down to its fair value of $22,632 and an impairment during the year ended March 31, 2015 in the amount of $27,368 was reported in the consolidated statement of operations.